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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-57209



supplement dated September 20, 2000

                        DAVIS CONVERTIBLE SECURITIES FUND
                                   A SERIES OF
                               DAVIS SERIES, INC.
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000

The following information supplements and should be read in conjunction with the section of the Fund's Prospectus called "Who is Responsible For Your Davis Account."

On September 20, 2000, Jason Voss began serving as a portfolio manager of Davis Convertible Securities Fund. Both Mr. Voss and Andrew A. Davis, the Fund's original portfolio manager, will manage Davis Convertible Securities Fund. Mr. Voss joined Davis Selected Advisers, L.P., in May 1998 as a securities analyst for the Fund. Before joining Davis Selected Advisers, L.P., Mr. Voss was a research analyst for Portfolio Management Consultants. Mr. Voss earned a Master's Degree in Business Administration at the University of Colorado.